UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment and Restatement of the 2006 Equity Incentive Plan

The Board of Directors of Intel Corporation (“Intel”) previously approved, subject to stockholder approval, an amendment and restatement of Intel’s 2006 Equity Incentive Plan (the “EIP”). As described below under Item 5.07, Intel’s stockholders approved the amended and restated EIP at the 2022 Annual Stockholders’ Meeting held on May 12, 2022. The amended and restated EIP became effective upon stockholder approval and, among other changes, increased by 80 million the number of shares available under the EIP, permitted certain consultants to participate in the plan, and extended the term of the plan for an additional two years, as described under Proposal 4 of Intel’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 30, 2022, which description is incorporated herein by reference.

The foregoing description of the amended and restated EIP is qualified in its entirety by reference to the text of the amended and restated EIP, which is set forth in Appendix C to Intel’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 30, 2022.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Intel’s Annual Stockholders’ Meeting was held on May 12, 2022. At the meeting:

1)	stockholders elected the 10 persons recommended by the Board to serve as directors of Intel;

2)	stockholders ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Intel for 2022;

3)	stockholders did not approve, on an advisory basis, Intel’s executive compensation of its listed officers;

4)	stockholders approved the amendment and restatement of the 2006 Equity Incentive Plan;

5)	stockholders did not approve the stockholder proposal requesting amendment to Intel’s stockholder special meeting right; and

6)	stockholders did not approve the stockholder proposal requesting a third-party audit and report on whether written policies or unwritten norms at Intel reinforce racism in its culture.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Patrick P. Gelsinger	2,697,917,183	14,295,680	7,139,970	556,288,630
James J. Goetz	2,672,905,441	36,303,918	10,143,474	556,288,630
Andrea J. Goldsmith	2,692,265,316	16,748,795	10,338,722	556,288,630
Alyssa H. Henry	1,365,869,670	1,343,196,985	10,286,178	556,288,630
Omar Ishrak	1,893,420,213	814,535,837	11,396,783	556,288,630
Risa Lavizzo-Mourey	2,012,950,473	695,788,110	10,614,250	556,288,630
Tsu-Jae King Liu	2,681,174,350	27,760,203	10,418,280	556,288,630
Gregory D. Smith	2,673,841,764	35,138,297	10,372,772	556,288,630
Dion J. Weisler	1,936,887,555	771,396,704	11,068,574	556,288,630
Frank D. Yeary	2,589,552,038	119,020,238	10,780,557	556,288,630

2)	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
3,089,319,952	175,577,896	10,743,615	0

3)	Advisory Vote to Approve Executive Compensation of Intel’s Listed Officers

For	Against	Abstain	Broker Non-Votes
921,224,090	1,777,027,364	21,101,379	556,288,630

4)	Approval of the Amendment and Restatement of the 2006 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
1,975,846,039	724,717,724	18,789,070	556,288,630

5)	Stockholder Proposal Requesting Amendment to Intel’s Stockholder Special Meeting Right

For	Against	Abstain	Broker Non-Votes
896,541,651	1,770,479,408	52,331,774	556,288,630

6)	Stockholder Proposal Requesting a Third-Party Audit and Report on Whether Written Policies or Unwritten Norms at Intel Reinforce Racism in its Culture

For	Against	Abstain	Broker Non-Votes
443,059,046	2,203,458,990	72,834,797	556,288,630

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: May 16, 2022	/s/ Susie Giordano
Susie Giordano
Interim General Counsel, Corporate Vice President and Corporate Secretary